VIRIDI BITCOIN MINERS ETF

SUMMARY PROSPECTUS

MAY 23, 2022

Viridi Bitcoin Miners ETF

TICKER SYMBOL: RIGZ

LISTED ON NYSE ARCA, INC.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more Information about Viridi Bitcoin Miners ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.viridifunds.com/rigz-etf/. You can also get this information at no cost by calling 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated May 23, 2022 are incorporated by reference into this Summary Prospectus.

VIRIDI BITCOIN MINERS ETF

Fund Summary

Investment objective

Viridi Bitcoin Miners ETF (the “Fund”) seeks capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.90%

[1]	Other Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$92	$287

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (ETF) focused on the securities of companies that engage in Bitcoin mining. New Gen Minting, LLC, known as Viridi Funds, (the “Sub-Adviser”) is responsible for security investment recommendations. The Sub-Adviser acts as a non-discretionary sub-adviser and provides its investment recommendations to Empowered Funds, LLC dba EA Advisers (the “Adviser”). In turn, the Adviser makes the corresponding trades.

The Fund’s portfolio managers invest in equity securities of companies that engage in and/or assist other market participants in creating Bitcoin (“Bitcoin Miners”). The Fund will not itself invest in Bitcoin directly or indirectly through the use of derivatives.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies that are Bitcoin Miners. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

The Sub-Adviser will consider a Bitcoin Miner to have satisfied the Fund’s naming rule policy if the company derives a majority of its revenue or profits from, or invests a majority of its assets in, Bitcoin mining activities.

The Fund may also invest up to 20% of its net assets in equity securities of companies in the semiconductor industry, focusing on those that develop or manufacture computer chips used by Bitcoin Miners.

What is Bitcoin?

Bitcoin is a digital asset, sometimes referred to as a digital currency or “cryptocurrency.” The ownership and behavior of Bitcoin is determined by participants in an online, peer-to peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol. The value of Bitcoin is generally not backed by any government (except for El Salvador, whose government adopted Bitcoin as legal tender in 2021), corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of Bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of Bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) Bitcoin Miners, which is a decentralized group of participants who run computer software that results in the recording and validation of transactions, (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the Bitcoin software to run. From time to time, the developers suggest changes to the Bitcoin software. If a sufficient number of users and Bitcoin Miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the Bitcoin software, may be created. This is often referred to as a “fork.” The price of Bitcoin, including the companies in which the company invests that have exposure to Bitcoin, invests may reflect the impact of these forks.

What are Bitcoin Miners?

Bitcoin miners process, validate, and securely transfer Bitcoin. Bitcoin mining is a necessary and core component of the cryptocurrency ecosystem. Anyone who chooses to participate in Bitcoin mining, whether an individual or a company, will run various computers and machines to solve a variety of math problems. As a result of solving these problems, the network is secured, and transactions are recorded and stored on the “blockchain,” which is essentially a database maintained across many computers.

For example, if someone (a sender) wanted to send two units of Bitcoin to another person (the recipient), Bitcoin Miners would play the role of processing, validating, and securely transferring the transaction. If, however, the sender only had one unit of Bitcoin, the Bitcoin Miners would reject the transaction as invalid to protect the ecosystem. As a result of Bitcoin Miners, issues like double-spending and fraudulent transactions are reduced and/or eliminated.

Due to Bitcoin Miners providing value to the ecosystem, they are rewarded when they successfully validate and secure transactions. Bitcoin mining as an industry has had significant energy consumption growth in the past decade as more Bitcoin Miners have joined the industry. Similar to how the growth of data centers and cloud computing has impacted the energy industry, Bitcoin Miners also have impacted the energy industry due to the increasing amount of hardware required to secure the network.

What are Semiconductor Companies?

The semiconductor industry includes companies that design, fabricate and/or manufacture semiconductors and semiconductor devices, like integrated circuits or circuit boards. Semiconductors are essential components of computers and other electronic systems.

What are the types of companies in which the Fund will invest?

As noted above, the Fund will primarily invest in the securities of Bitcoin Miners and may also invest in semiconductor companies.

●	Bitcoin Miners – Bitcoin Miners are paid to use their mining hardware to validate transactions on Proof-of-Work networks. Bitcoin Miners can broadly be categorized into three groups:

i.	Self-Mining – firms that own and operate both mining hardware and infrastructure.

ii.	Hosted Miners – firms that own hardware but utilize third-party facilities to operate the mining hardware.

iii.	Hosting Services – companies that specialize in the development and operation of Bitcoin mining infrastructure to provide services to Hosted Miners.

●	Semiconductor Companies – Semiconductor companies include manufacturers and fabricators of computer chips, and companies that service computer chip designs. Investments in these firms will not be limited to those that are solely focused on the Bitcoin.

How are the Fund’s securities selected?

The Sub-Adviser’s team has a strong and deep knowledge of Bitcoin Miners and semiconductor industries. The Sub-Adviser considers the following when evaluating investment decisions.

-	Understanding of each company’s current financials, which includes an analysis of the company’s current operations, balance sheet, and publicly-stated commitments towards investments. The Sub-Adviser uses financial metrics to evaluate a company, which may include evaluation of a company’s revenue growth, margin growth, enterprise value multiples, or proprietary metrics specifically related to the company’s Bitcoin-related business line.

-	For Bitcoin Miners, the Sub-Adviser uses hardware evaluation techniques, which include analyzing the types of Bitcoin mining machines, price of electricity to operate, quality of data centers that companies utilize and timing of shipments. The Sub- Adviser believes that understanding the supply chain and quality of Bitcoin mining machines can have a large effect on the value of a given Bitcoin Miners company. The Sub-Adviser uses advanced knowledge of hardware markets and supply chains to seek to forecast scheduled deployments and the performance of data mining equipment.

-	Evaluation of each company’s management team, which includes how much industry experience the team has in this space, the management team’s relationship to suppliers in the industry, and the management team’s commitment and understanding of the industry.

The Sub-Adviser believes that there may be imbalances in the market pricing of particular companies’ securities. If the Sub-Adviser’s analyses determine that a particular security’s market value differs significantly from the Sub-Adviser’s assessment of its value, the Sub-Adviser may recommend the Fund purchase, sell, or weight the Fund’s portfolio holdings accordingly. The Sub-Adviser may recommend an increase in, decrease in, or elimination of weightings of the Fund’s portfolio holdings, based upon its assessment of one or more of the following:

●	changes in a company’s business model or operations;

●	for Bitcoin Miners, a company’s increase or decrease in Bitcoin mining associated revenue;

●	for Bitcoin Miners, public disclosures or other publicly available data indicating a company’s intent to engage in activities related to Bitcoin mining (such as companies that are subject to reverse merger transaction, or SPAC transaction, where the listed shell company does not yet engage in Bitcoin mining, but the announced combined business will engage in such activities upon completion of the business combination);

●	financial fundamentals, such as price to earnings and potential revenue growth, relative to other Bitcoin mining firms; or

●	unusual trading volumes and market pricing.

With respect to Bitcoin Miners, the Sub-Adviser will typically prefer investments in companies in the Self-Mining category, because of their greater exposure to Bitcoin mining, but may recommend investments in any Bitcoin Miner it determines is appropriate for the Fund’s portfolio.

Bitcoin Miners will be required to have a significant portion of their business in Self-Mining, Hosted Miners or Hosting Services. In general, the term “significant portion of the business” means that a company derives a majority of its revenue or profits from, or invests a majority of its assets in, Bitcoin mining activities.

With respect to Semiconductor companies, the Sub-Adviser will typically prefer investments in companies that develop or manufacture semiconductors and semi-conductor devices used in Bitcoin mining.

In what types of securities will the Fund invest?

The Fund may invest in U.S. equity securities and non-U.S. equity securities in developed markets, including via depositary receipts. Under normal market circumstances, the Fund’s portfolio will consist of the securities of approximately 15-30 companies. The Fund may invest in common stock of newly listed initial public offerings (“IPOs”), IPO stocks derived from Special Purpose Acquisitions Corporations (“SPACs”), and securities that result from reverse mergers (in which a private company acquires a public company to bypass the process of going public) (“Reverse Mergers”). SPACs are companies with no commercial operations that are established solely to raise capital from investors for the purpose of acquiring one or more operating businesses.

The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund may invest in securities without regard to market capitalization, including investments in micro-cap companies (companies with a market capitalization of less than $300 million). The Fund will concentrate its investments (invest more than 25% of its net assets) in securities in the crypto-mining industries.

A more complete description of the Fund’s portfolio construction attributes is set forth in the prospectus under the heading “Additional Information about the Fund’s Investment Objective and Strategies.”

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information about the Fund’s Risks”.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Bitcoin Risk. An investment in companies actively engaged in Bitcoin mining may be subject to the following risks:

●	The technology is new and many of its uses may be untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of Bitcoin technology could adversely affect an investment in the Fund. There is no assurance that the Bitcoin network, or the service providers necessary to accommodate it, will continue in existence or grow.

●	As an alternative to fiat currencies that are backed by governments, Bitcoin is subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of Bitcoin either globally or locally. Large-scale purchases or sales of Bitcoin could result in movements in the price of Bitcoin and could negatively or positively impact the value of the Fund’s investments. Because Bitcoin is not backed by a government, it is not subject to the protections that apply to other currencies. For instance, no government can be expected to bolster the value of Bitcoin in case of a crash in its value.

●	To the extent that future regulatory actions or policies limit or enhance the ability to exchange Bitcoin or utilize them for payments, the demand for Bitcoin may be reduced or increased. Furthermore, regulatory actions may limit the ability of end-users to convert Bitcoin into fiat currency (e.g., U.S. Dollars) or use Bitcoin to pay for goods and services. Bitcoin currently faces an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union, China and Russia. Some foreign jurisdictions have banned Bitcoin and other cryptocurrencies as a means of payment. Most regulatory bodies have not yet issued official statements regarding intention to regulate or determinations on regulation of Bitcoin and other cryptocurrencies, industry participants, and users. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect Bitcoin networks and their users, particularly Bitcoin exchanges and service providers that fall within such jurisdictions’ regulatory scope. Those laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of Bitcoin and other cryptocurrency by users, merchants and service providers outside of the United States and may therefore impede the growth of Bitcoin and the overall cryptocurrency economy. The effect of any future regulatory change on Bitcoin is impossible to predict, but the changes could be substantial and adverse to value of the Fund’s investments. Current and future legislation, governmental and regulatory rulemaking and other regulatory developments may affect how Bitcoin classified (e.g., as a security, property, commodity, currency, etc.) and regulated.

●	The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to Bitcoin.

●	Bitcoin and its associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. In addition, governments may curtail the creation and holding of Bitcoin currencies. As a result, companies engaged in Bitcoin mining activity may be exposed to adverse regulatory action, fraudulent activity or even failure. Bitcoin exchanges have closed due to fraud, business failure, or security breaches; and, in many of these instances the customers of the closed exchanges were not made whole for their losses.

●	Where Bitcoin systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a Bitcoin application, may also introduce defects and vulnerabilities.

●	Bitcoin functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of Bitcoin technologies and adversely affect the Fund. In addition, certain features of Bitcoin-related technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

●	Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to Bitcoin and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of Bitcoin, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Semiconductor Industry Risk. The semiconductor industry is highly cyclical and periodically experiences significant economic downturns characterized by diminished product demand, resulting in production overcapacity and excess inventory, which can result in rapid erosion of product selling prices. The industry has experienced significant downturns, often in connection with, or in anticipation of, maturing product cycles of both semiconductor companies’ and their customers’ products and the decline in general economic conditions.

Micro-, Small-, and Mid-Capitalization Companies Risk. Investing in securities of micro-, small-, and medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often micro-, small-, and medium- capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Adviser will generally follow the Sub-Adviser’s recommendations. However, the Adviser may deviate from Sub-Adviser recommendations due to a clear error in a particular recommendation, compliance concerns (e.g., concentration limits), liquidity concerns, authorized participant-related concerns, or due to regulatory requirements. Please see the “ETF Risks” below for information about authorized participants.

IPO/SPAC/Reverse Mergers Risk. The Fund may invest in companies that have recently completed an IPO, are derived from a SPAC, or result from a Reverse Merger. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. IPOs and stocks derived from SPACS or Reverse Mergers are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO or relevant transaction prior to the Fund’s purchase. The price of stocks selected may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs and stocks derived from SPACS or Reverse Mergers may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO and stocks derived from SPACS or Reverse Mergers are typically a small percentage of the market capitalization. The ownership of many IPOs and stocks derived from SPACS or Reverse Mergers often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO or relevant transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Unrelated Business Risk. Many of the firms in which the Fund will invest have other business lines unrelated to Bitcoin mining or semiconductors. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the Bitcoin mining or semiconductor businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to Bitcoin mining or semiconductors, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate Bitcoin mining-related returns or semiconductor industry-related returns from other return sources.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

●	Depositary Receipts. The Fund’s investments in foreign companies may be in the form of depositary receipts. Depositary receipts are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. Depositary receipts represent shares of foreign-based corporations. Investment in depositary receipts may be more or less liquid than the underlying shares in their primary trading market.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETF Risks

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

●	Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

●	Non-Collateralized Trading Risk. There are a limited number of financial institutions that may act as APs that post collateral for certain trades on an agency basis (that is, on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP can step forward to do so, there may be a significantly diminished trading market for the Fund’s shares. In addition, a diminished trading market could, in turn, lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole to the extent that the Fund’s investments are concentrated in the securities of a particular industry or group of industries, namely the crypto-mining industries.

New Sub-Adviser Risk. Although the Sub-Adviser’s principals and the Fund’s portfolio managers have experience managing investments in the past, the Sub-Adviser has no experience managing investments for an ETF, which may limit the Sub-Adviser’s effectiveness. In addition, the Sub-Adviser currently has small staff and limited resources, which may limit its ability to continue to provide sub-advisory services if key members become incapacitated.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

PERFORMANCE

The Fund has not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.viridifunds.com./rigz-etf/.

Investment Adviser & Investment Sub-Adviser

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	New Gen Minting, LLC dba Viridi Funds (“Sub-Adviser”)

Portfolio Managers

Wes Fulford, Chief Executive Officer of the Sub-Adviser, has been jointly and primarily responsible for the day-to-day management of the Fund since 2021. Mr. Fulford provides his recommendations to Mr. Brandon Koepke and Mr. Richard Shaner, Portfolio Managers of the Adviser, who, since 2022, are also jointly and primarily responsible for the day-to-day management of the Fund.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 25,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax- advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.